UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2026

United Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43084	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

(212) 847-3248

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-quarter of one redeemable warrant	UACU	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	UAC	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	UACW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on January 30, 2026, United Acquisition Corp. I, a Cayman Islands exempted company (the “Company”) consummated its initial public offering of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-quarter of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-291904). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

As previously reported, on January 30, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 175,000 units to United Acquisition SPAC LLC (the “Sponsor”) and 100,000 units to Lucid Capital Markets, LLC and Chardan Capital Markets, LLC (the “Underwriters”) (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, and the Company consummated the private placement of 2,333,333 Warrants to the Sponsor (the “Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant, generating gross proceeds to the Company of $4,500,000 (the “Private Placement”).

A total of $100,000,000, comprised of $98,500,000 of the net proceeds from the Offering and $1,500,000 of the net proceeds from the Private Placement, was placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer and Trust Company acting as trustee.

An audited balance sheet as of January 30, 2026 reflecting receipt of the proceeds from the Offering and the Private Placement has been issued by the Company and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ACQUISITION CORP. I

		By:	/s/ Paul Packer
		Name:	Paul Packer
		Title:	Chief Executive Officer

Date:	February 5, 2026

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